EXHIBIT 1

POWER OF ATTORNEY

We, the undersigned officers and managing members of the reporting companies on this Form 3 hereby severally constitute and appoint Wilbur L. Ross, Jr. our true and lawful attorney with full power to him, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Form 3 and any and all amendments to said Form 3 and any subsequent reports on Form 4, and generally to do all such things in our names and on our behalf in our capacities as officers and managing members to enable the reporting companies to comply with the provisions of the Securities Exchange Act of 1934 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Form 3 and any and all amendments and any subsequent reports on Form 4.

IN WITNESS WHEREOF, the undersigned officers and managing members of the reporting companies have hereunto set their hands as of the 5th day of December 2011.

WLR RECOVERY FUND IV, L.P.
By: WLR Recovery Associates IV LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

WLR RECOVERY FUND III, L.P.

By: WLR Recovery Associates III LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

WLR IV PARALLEL ESC, L.P.

By: INVESCO WLR IV Associates LLC, its General Partner
By: Invesco Private Capital, Inc., its Managing Member

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Chief Executive Officer

WLR/GS MASTER CO-INVESTMENT, L.P.

By: WLR Master Co-Investment GP LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

WLR AGO CO-INVEST, L.P.

By: WLR Recovery Associates IV LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

INVESCO WLR IV ASSOCIATES LLC

By: Invesco Private Capital, Inc its Managing Member

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Chief Executive Officer

INVESCO PRIVATE CAPITAL, INC.

By: /s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Chief Executive Officer

WLR RECOVERY ASSOCIATES IV LLC

By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

WLR RECOVERY ASSOCIATES III LLC

By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

WLR MASTER CO-INVESTMENT GP LLC

By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

WL ROSS GROUP, L.P.

By: El Vedado, LLC, its General Partner

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member

EL VEDADO, LLC

By: /s/ Wilbur L. Ross, Jr.
       Wilbur L. Ross, Jr.,
       its Managing Member